                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2001

                 CHASE CREDIT CARD MASTER TRUST (formerly known
                    as "Chemical Master Credit Card Trust I")
                 Series 1995-3, Series 1996-2 and Series 1996-3
 -------------------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                        33-94190               13-4994650
-----------------------------    -----------------------   -------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


               270 Park Avenue, New York, New York            10017
         ------------------------------------------------- ------------
             (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


        Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 19 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

        On May 15, 2001, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1995-3, 1996-2 and 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits    Description
               ---------   ---------------

               20.1 Monthly Reports with respect to the May 15, 2001 distribution

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001

                                  The Chase Manhattan Bank,
                                  as Servicer


                                  By:  /s/ Miriam K. Haimes
                                  -----------------------------------
                                  Name:   Miriam K. Haimes
                                  Title:  Financial Director

                               INDEX TO EXHIBITS
                               -----------------


               Exhibit No.   Description
               -----------   ---------------

               20.1 Monthly Reports with respect to the May 15, 2001 distribution

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-3

                                                                                           Distribution Date:    05/15/2001

Section 5.2 - Supplement                                                 Class A         Class B     Collateral           Total

(i)       Monthly Principal Distributed                                    0.00              0.00            0.00               0.00

(ii)      Monthly Interest Distributed                             2,336,250.00        136,149.60      159,964.24       2,632,363.84
          Deficiency Amounts                                               0.00              0.00                               0.00
          Additional Interest                                              0.00              0.00                               0.00
          Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)     Collections of Principal Receivables                    65,018,553.80      3,694,209.74    5,171,956.69      73,884,720.22

(iv)      Collections of Finance Charge Receivables                7,093,881.72        403,058.60      564,288.91       8,061,229.23

(v)       Aggregate Amount of Principal Receivables                                                                20,070,009,978.41
                                              Investor Interest  450,000,000.00     25,568,000.00   35,795,636.36     511,363,636.36
                                              Adjusted Interest  450,000,000.00     25,568,000.00   35,795,636.36     511,363,636.36

                                                          Series
          Floating Investor Percentage                       2.55%       88.00%             5.00%           7.00%            100.00%
          Fixed Investor Percentage                          2.55%       88.00%             5.00%           7.00%            100.00%

(vi)      Receivables Delinquent
           (As % of Total Receivables)
          Current                                                                                                             95.34%
          30 to 59 days                                                                                                        1.44%
          60 to 89 days                                                                                                        1.04%
          90 or more days                                                                                                      2.18%
                                                                                                                       -------------
                                             Total Receivables                                                               100.00%

(vii)     Investor Default Amount                                  2,567,117.95        145,857.94      204,203.60       2,917,179.49
(viii)    Investor Charge-Offs                                             0.00              0.00            0.00               0.00
(ix)      Reimbursed Investor Charge-Offs/Reductions                       0.00              0.00            0.00

(x)       Servicing Fee                                              375,000.00         21,306.67       29,829.70         426,136.36

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                      12.07%
(xii)     Reallocated Monthly Principal                                                      0.00            0.00               0.00
(xiii)    Closing Investor Interest (Class A Adjusted)           450,000,000.00     25,568,000.00   35,795,636.36     511,363,636.36

(xiv)     LIBOR                                                                                                             5.02250%

(xv)      Principal Funding Account Balance                                                                                     0.00

(xvii)    Accumulation Shortfall                                                                                                0.00

(xviii)   Prinicipal Funding Investment Proceeds                                                                                0.00

(xx)      Principal Investment Funding Shortfall                                                                                0.00

(xxi)     Available Funds                                          6,718,881.72        381,751.93      534,459.21       7,635,092.86

(xxii)    Certificate Rate                                             6.23000%          6.39000%        5.54750%


By:
      ---------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-2

                                                                                                      Distribution Date:  05/15/2001

Section 5.2 - Supplement                                                 Class A         Class B     Collateral           Total


(i)        Monthly Principal Distributed                                  0.00              0.00            0.00               0.00

(ii)       Monthly Interest Distributed                           2,740,833.33        160,416.67      203,440.54       3,104,690.54
           Deficiency Amounts                                             0.00              0.00                               0.00
           Additional Interest                                            0.00              0.00                               0.00
           Accrued and Unpaid Interest                                                                      0.00               0.00

(iii)      Collections of Principal Receivables                  79,467,121.31      4,515,177.35    6,321,248.29      90,303,546.94

(iv)       Collections of Finance Charge Receivables              8,670,299.88        492,630.67      689,682.94       9,852,613.50

(v)        Aggregate Amount of Principal Receivables                                                              20,070,009,978.41

                                      Investor Interest         550,000,000.00     31,250,000.00   43,750,000.00     625,000,000.00
                                      Adjusted Interest         550,000,000.00     31,250,000.00   43,750,000.00     625,000,000.00

                                                 Series

           Floating Investor Percentage            3.11%                88.00%             5.00%           7.00%            100.00%
           Fixed Investor Percentage               3.11%                88.00%             5.00%           7.00%            100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.34%
               30 to 59 days                                                                                                  1.44%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                2.18%
                                                                                                                       ------------
                                          Total Receivables                                                                 100.00%

(vii)      Investor Default Amount                                3,137,588.61        178,272.08     249,580.91        3,565,441.60

(viii)     Investor Charge-Offs                                           0.00              0.00           0.00                0.00


(ix)       Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00           0.00

(x)        Servicing Fee                                            458,333.33         26,041.67      36,458.33          520,833.33

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                    12.07%

(xii)      Reallocated Monthly Principal                                                    0.00           0.00                0.00

(xiii)     Closing Investor Interest (Class A Adjusted)         550,000,000.00     31,250,000.00  43,750,000.00      625,000,000.00

(xiv)      LIBOR                                                                                                           5.02250%

(xv)       Principal Funding Account Balance                                                                                   0.00

(xvii)     Accumulation Shortfall                                                                                              0.00

(xviii)    Principal Funding Investment Proceeds                                                                               0.00

(xx)       Principal Investment Funding Shortfall                                                                              0.00

(xxi)      Available Funds                                        8,211,966.55        466,589.01     653,224.61        9,331,780.16

(xxii)     Certificate Rate                                           5.98000%          6.16000%       5.77250%

By:
     --------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-3


                                                                                                      Distribution Date:  05/15/2001

Section 5.2 - Supplement                                                 Class A         Class B        Collateral           Total


(i)        Monthly Principal Distributed                                   0.00            0.00             0.00               0.00

(ii)       Monthly Interest Distributed                            2,434,132.89      141,813.47       152,394.13       2,728,340.48
           Deficiency Amounts                                              0.00            0.00                                0.00
           Additional interest                                             0.00            0.00                                0.00
           Accrued and Unpaid Interest                                                                      0.00               0.00

(iii)      Collections of Principal Receivables                   59,525,641.89    3,382,120.68     4,735,148.24      67,642,910.81

(iv)       Collections of Finance Charge Receivables               6,494,574.83      369,007.96       516,630.71       7,380,213.50

(v)        Aggregate Amount of Principal Receivables                                                              20,070,009,978.41

                                          Investor Interest      411,983,000.00   23,408,000.00    32,772,440.86     468,163,440.86
                                          Adjusted Interest      411,983,000.00   23,408,000.00    32,772,440.86     468,163,440.86

                                              Series
           Floating Investor Percentage               2.33%              88.00%           5.00%            7.00%            100.00%
           Fixed Investor Percentage                  2.33%              88.00%           5.00%            7.00%            100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.34%
               30 to 59 days                                                                                                  1.44%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                2.18%
                                                                                                                    ---------------
                                          Total Receivables                                                                 100.00%

(vii)      Investor Default Amount                                 2,350,242.12      133,535.77       186,957.16       2,670,735.05

(viii)     Investor Charge-Offs                                            0.00            0.00             0.00               0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions                      0.00            0.00             0.00

(x)        Servicing Fee                                             343,319.17       19,506.67        27,310.37         390,136.20

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                    12.07%

(xii)      Reallocated Monthly Principal                                                   0.00             0.00               0.00

(xiii)     Closing Investor Interest (Class A Adjusted)          411,983,000.00   23,408,000.00    32,772,440.86     468,163,440.86

(xiv)      LIBOR                                                                                                           5.02250%

(xv)       Principal Funding Account Balance                                                                                   0.00

(xvii)     Accumulation Shortfall                                                                                              0.00

(xviii)    Principal Funding Investment Proceeds                                                                               0.00

(xx)       Principal Investment Funding Shortfall                                                                              0.00

(xxi)      Available Funds                                         6,151,255.66      349,501.30       489,320.34       6,990,077.30

(xxii)     Certificate Rate                                            7.09000%        7.27000%         5.77250%

By:
       ---------------------------------
Name:  Patricia M. Garvey
Title: Vice President